UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2020

SPHERE 3D CORP.
(Exact Name of Registrant as Specified in Charter)

Ontario, Canada	001-36532	98-1220792
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

895 Don Mills Road, Bldg. 2, Suite 900 Toronto, Ontario	M3C 1W3
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 571-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Share Purchase Agreement

On September 14, 2020, Sphere 3D Corp. (the "Company" or "Sphere") entered into a securities purchase agreement (the "SPA") with an investor relating to the issuance and sale to the investor of 3,000 shares of the Company's to-be-established Series E Convertible Preferred Shares, no par value (the "Series E Preferred Shares") in a private placement transaction, for proceeds of $3 million.  The sale of the Series E Preferred Shares to the investor is expected to close on or about September 30, 2020.

On September 23, 2020, the Company entered into an Amendment to the SPA (the "SPA Amendment").  Under the SPA Amendment, the investor and the Company agreed that to the extent the investor converts any Series E Preferred Shares into common shares, such common shares shall be prohibited from being voted with respect to any proposal related to the transactions contemplated by the SPA, including any proposal seeking to obtain shareholder approval of the transactions contemplated by the SPA in accordance with Nasdaq rules.

The foregoing summary of the terms of the SPA Amendment does not purport to be complete and is qualified in its  entirety by reference to the full text of the SPA Amendment, a copy of which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment No. 1 to Business Advisory Agreement

On February 13, 2020, the Company entered into a business advisory agreement (the "Advisory Agreement") with Torrington Financial Services Ltd (the "Advisor").  Under the Advisory Agreement, the Advisor is to receive certain consideration in the event the Company enters into a business combination.

On September 25, 2020, the Company and Advisor entered into Amendment No. 1 to the Business Advisory Agreement (the "Amendment").  Under the Amendment, the parties agreed that if the Company closes on its merger with Rainmaker Worldwide Inc. ("Rainmaker") pursuant to the Agreement and Plan of Merger, dated July 14, 2020, as amended, between Sphere, Rainmaker and S3D Nevada Inc. at a ratio of less than 1 share of the Company for every 10 shares of Rainmaker, the Advisor shall receive 1,800,000 common shares of the Company as compensation under the Advisory Agreement, subject to regulatory and NASDAQ approvals.

The foregoing summary of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the articles of incorporation of Sphere, the Company is authorized to issue an unlimited number of preferred shares, issuable in series and the directors are authorized to fix the number of shares in each series of preferred shares and to determine the designation, rights, privileges, restrictions and conditions attaching to each series of preferred shares.

On September 17, 2020 the directors of the Company passed a resolution authorizing the filing of articles of amendment to create a fifth  series of preferred shares, being, an unlimited number of Series E Preferred Shares and to provide for the rights, privileges, restrictions and conditions attaching thereto.  On September 29, 2020, the Company filed articles of amendment to create the Series E Preferred Shares (the "Pref E Amendment").

The foregoing description of the Pref E Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Pref E Amendment, a copy of which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
Exhibit 3.1	Certificate and Articles of Amendment of the Company dated September 29, 2020.
Exhibit 10.1	Amendment to Purchase Agreement dated September 23, 2020
Exhibit 10.2	Amendment No. 1 to Business Advisory Agreement dated September 25, 2020

All references in this 8-K to dollars, unless otherwise specifically indicated, are expressed in United States currency.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, Sphere and Rainmaker intend to file with the SEC a registration statement on Form S-4 or F-4, as applicable, which will contain an information statement of Rainmaker and a proxy statement/prospectus of Sphere (the "Proxy Statement/Prospectus"), and intend to mail the definitive proxy statement/prospectus to the Company's stockholders when available. SECURITY HOLDERS OF SPHERE AND RAINMAKER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY RELATED AMENDMENTS, SUPPLEMENTS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPHERE, RAINMAKER, THE PROPOSED TRANSACTION AND RELATED MATTERS. Security holders may obtain free copies of the Proxy Statement/Prospectus and other documents (when available) that Sphere and Rainmaker file with the SEC through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Sphere, Rainmaker and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Rainmaker in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the definitive Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Sphere's executive officers and directors is included in Sphere's proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on December 6, 2019 and in Sphere's Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on May 14, 2020 and amended on May 15, 2020 ("Annual Report"). Changes in the director or indirect interests of Sphere's directors and executive officers are set forth in Forms 3, 4 and 5 as filed with the SEC. These documents are available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of Sphere. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Sphere's business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of Rainmaker, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Sphere and Merger Sub to obtain the necessary financing, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on Sphere's or Rainmaker's business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts Sphere's or Rainmaker's current plans and operations, (vii) risks related to diverting management's attention from Sphere's or Rainmaker's ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against Sphere, Rainmaker or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Sphere described in the "Risk Factors" section of Sphere's Annual Report and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Sphere assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Sphere does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2020

SPHERE 3D Corp.

By: /s/ Peter Tassiopoulos
          Name:  Peter Tassiopoulos
          Title:    Chief Executive Officer

EXHIBIT INDEX Form 8-K

Exhibit Number	Description
Exhibit 3.1	Certificate and Articles of Amendment of the Company dated September 29, 2020.
Exhibit 10.1	Amendment to Purchase Agreement dated September 23, 2020
Exhibit 10.2	Amendment No. 1 to Business Advisory Agreement dated September 25, 2020